November 8, 2016

Mr. Babatunde (Segun) Omidele
6407 Grand Canyon Gate
Katy, TX 77450
RE: RETENTION BONUS

Erin Energy Corporation (the “Company”) is pleased to hereby offer you a retention bonus (the “Bonus”) that will be earned and paid on the following conditions:

1.	The Bonus will be earned by you on May 26, 2019 if you are still employed with the Company:

2.	If your employment terminates at any time before May 26, 2019, for any reason, the right to the Bonus, or any portion thereof, will lapse and be forfeited;

3.	The amount of the Bonus will equal the sum of two times your then current (on May 26, 2019) annual Base Salary (as defined in your employment agreement); and

The Bonus will be paid in twenty-four equal monthly installments commencing on the last day of the first month following the termination of your employment with the Company.

If you are in agreement with the terms set forth herein, please sign below.

ERIN ENERGY CORPORATION

By:
    Heidi Wong
Senior Vice President
Corporate Services

EMPLOYEE ACKNOWLEDGEMENT AND AGREEMENT:

Employee Signature:             Date: November 14, 2016
Babatunde (Segun) Omidele